UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 25, 2022

Date of Report

(Date of earliest event reported)

AMAZON.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22513	91-1646860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Terry Avenue North, Seattle, Washington 98109-5210

(Address of principal executive offices, including Zip Code)

(206) 266-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMZN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 25, 2022, the shareholders of Amazon.com, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation (the “Certificate”) to effect a 20-for-1 split of the Company’s common stock and a proportionate increase in the number of authorized shares of common stock. The Amendment became effective upon its filing with the Secretary of State of the State of Delaware on May 27, 2022.

As previously announced, each Company shareholder of record at the close of business on May 27, 2022 will have 19 additional shares for every one share held as of such date reflected in their accounts on or about June 3, 2022. Trading is expected to begin on a split-adjusted basis on June 6, 2022.

This description of the Amendment is not complete and is qualified in its entirety by reference to the text of the Certificate, as amended and restated, a copy of which is filed as Exhibit 3.1 to this Form 8-K.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 25, 2022, the Company held its Annual Meeting of Shareholders.

The following nominees were elected as directors, each to hold office until the next Annual Meeting of Shareholders or until his or her successor is elected and qualified, by the vote set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey P. Bezos	355,354,719	17,063,820	451,990	53,465,310
Andrew R. Jassy	369,656,151	2,717,030	497,348	53,465,310
Keith B. Alexander	367,975,690	3,686,608	1,208,231	53,465,310
Edith W. Cooper	368,728,492	3,553,846	588,191	53,465,310
Jamie S. Gorelick	361,054,790	10,789,448	1,026,291	53,465,310
Daniel P. Huttenlocher	346,211,515	25,018,621	1,640,393	53,465,310
Judith A. McGrath	290,390,396	81,802,511	677,622	53,465,310
Indra K. Nooyi	366,532,776	5,784,717	553,036	53,465,310
Jonathan J. Rubinstein	361,336,439	10,502,585	1,031,505	53,465,310
Patricia Q. Stonesifer	359,126,370	12,770,763	973,396	53,465,310
Wendell P. Weeks	367,079,373	4,606,224	1,184,932	53,465,310

The appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2022 was ratified by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
410,571,386	14,981,071	783,382	—

The compensation of our named executive officers as disclosed in the proxy statement was approved in an advisory vote, as set forth below:

For	Against	Abstain	Broker Non-Votes
208,213,120	163,510,060	1,147,349	53,465,310

The Amendment to the Certificate to effect a 20-for-1 split of the Company’s common stock and a proportionate increase in the number of authorized shares of common stock was approved by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
424,725,250	1,099,939	510,650	—

A shareholder proposal requesting a report on retirement plan options was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
32,500,386	323,838,148	16,531,995	53,465,310

A shareholder proposal requesting a report on customer due diligence was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
149,120,683	221,341,797	2,408,049	53,465,310

A shareholder proposal requesting an alternative director candidate policy was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
82,592,694	288,823,065	1,454,770	53,465,310

A shareholder proposal requesting a report on packaging materials was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
181,296,823	189,313,134	2,260,572	53,465,310

A shareholder proposal requesting a report on worker health and safety differences was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
47,396,406	311,788,969	13,685,154	53,465,310

A shareholder proposal requesting additional reporting on risks associated with the use of certain contract clauses was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
91,922,568	277,883,493	3,064,468	53,465,310

A shareholder proposal requesting a report on charitable contributions was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
10,015,893	359,923,212	2,931,424	53,465,310

A shareholder proposal requesting alternative tax reporting was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
64,702,796	305,060,237	3,107,496	53,465,310

A shareholder proposal requesting additional reporting on freedom of association was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
143,829,190	225,841,301	3,200,038	53,465,310

A shareholder proposal requesting additional reporting on lobbying was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
175,351,802	195,721,490	1,797,237	53,465,310

A shareholder proposal requesting a policy requiring more director candidates than board seats was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
3,037,944	367,390,195	2,442,390	53,465,310

A shareholder proposal requesting a report on warehouse working conditions was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
163,081,744	207,204,341	2,584,444	53,465,310

A shareholder proposal requesting additional reporting on gender/racial pay was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
106,835,184	263,888,171	2,147,174	53,465,310

A shareholder proposal requesting a report on customer use of certain technologies was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
150,732,906	219,746,074	2,391,549	53,465,310

A shareholder proposal presented at the Annual Meeting of Shareholders pursuant to the Company’s bylaws requesting that the Company end the use of productivity expectations and workplace monitoring was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
914,148	371,956,370	10	53,465,310

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of the Company.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ David A. Zapolsky
David A. Zapolsky
Senior Vice President

Dated: May 27, 2022

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